Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

The undersigned certify pursuant to 18 U.S.C. Section 1350, that to the undersigned’s knowledge:

1.                                       The accompanying Quarterly Report of NVE Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 21, 2015

/s/ DANIEL A. BAKER
Daniel A. Baker
President and Chief Executive Officer

/s/ CURT A. REYNDERS
Curt A. Reynders
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.